Rule 497(d)

                                  FT 492

           Supplement to the Prospectus dated December 29, 2000
                        as amended January 2, 2001

Notwithstanding anything to the contrary in the Prospectus, companies which, based on publicly available information as of two business days prior to Initial Date of Deposit set forth in the Prospectus, are the subject of an announced business combination which we expect will happen within six months of the Initial Date of Deposit have been excluded from the universe of securities from which each Trust's securities are selected.

January 5, 2001